                               AMENDMENT NO. 3 TO
                           CREDIT AGREEMENT AND WAIVER

                  THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of April 19, 1999, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership (UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), and ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), the banks and other financial institutions listed on the signature pages hereof (such banks and other financial institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, in its capacity as agent for the Lenders (the "Agent"), and SUNTRUST BANK, ATLANTA, in its capacity as collateral agent for the Agent and the Lenders (the "Collateral Agent").


                               W I T N E SS E T H:

                  WHEREAS, the Borrowers, the Lenders, the Agent and the Collateral Agent are parties to a certain Credit Agreement dated as of August 27, 1997, as amended by Amendment No. 1 to Credit Agreement dated as of September 26, 1997, and as amended by Amendment No. 2 to Credit Agreement dated as of July 23, 1998 (as so amended, the "Credit Agreement"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

                  WHEREAS, the Borrowers have requested, and Lenders constituting the "Required Lenders" under the Credit Agreement have agreed, that compliance with certain financial covenants for the Parent's Fiscal Quarter ending April 3, 1999 be waived for the period set forth herein, and the parties have further agreed that the Credit Agreement be amended to make certain modifications therein, all as more specifically set forth below;

                  NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and effective as of the Effective Date (as hereinafter defined), the following amendments to the Credit Agreement shall be made:

                  1.1 The defined term "Applicable Margin" and accompanying definition as set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such defined term and accompanying definition in their entirety, and substituting in lieu thereof the following defined term and accompanying definition for all purposes under the Credit Agreement:

                  "Applicable Margin" shall mean the relevant percentage indicated below for the Parent's Adjusted Funded Debt Coverage Ratio, as determined quarterly, based upon the financial statements delivered to the Lenders pursuant to Section 7.07(a) or Section 7.07(b) hereof, as the case may be, in accordance with Section 7.09(c), with such Applicable Margin to be effective on the date such financial statements are received by the Agent:

         Adjusted Funded Debt                 Applicable Margin                 Applicable Margin
         Coverage Ratio                       for Eurodollar Advances           for Base Rate Advances
         --------------------                 -----------------------           ----------------------

         Less than or equal to 2.5:1.0                    0.75%                           0%

         Greater than 2.5:1.0, but less than
         or equal to 3.0:1.0                              1.00%                           0%

         Greater than 3.0:1.0, but less than
         or equal to 3.5:1.0                              1.50%                           0%

         Greater than 3.5:1.0, but less than
         or equal to 4.0:1.0                              1.75%                           0%

         Greater than 4.0:1.0, but less than
         or equal to 4.5:1.0                              2.25%                           0%

         Greater than 4.5:1.0, but less than
         or equal to 5.0:1.0                              2.75%                           0.25%

         Greater than 5.0:1.0, but less than
         or equal to 5.5:1.0                              3.25%                           0.75%

         Greater than 5.5:1.0                             3.75%                           1.25%

Notwithstanding the foregoing, (i) for the Fiscal Quarter of Parent ending July 3, 1999, effective April 19, 1999 until the earlier of (x) the date Parent is required to submit to the Agent its financial statements for its Fiscal Quarter ending April 3, 1999, and (y) the date of actual receipt by the Agent of such financial statements, the Applicable Margin for Eurodollar Advances shall be 3.25% and the Applicable Margin for Base Rate Advances shall be 0.75%, and on and after the earlier of the dates referred to in the preceding clauses (x) and
(y) the Applicable Margin shall be as otherwise provided in this definition, and
(ii) at any time during which Parent has failed to deliver the financial statements and certificates when required by Section 7.07(a), (b), and (c), as applicable, the

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

Applicable Margin with respect to Eurodollar Advances then outstanding shall be 3.75% and the Applicable Margin with respect to Base Rate Advances shall be 1.25%.

                  1.2 Article 7 of the Credit Agreement is hereby amended by adding a new Section 7.14 to said Article 7, as follows:

                  SECTION 7.14 Appraisal of Assets. Not later than May 19, 1999, the Borrowers shall have engaged an appraisal firm or firms, acceptable in each case to the Agent, to conduct an appraisal of the inventory and property, plant and equipment of the Borrowers and their respective Subsidiaries.

                  SECTION 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and effective as of the Effective Date, the Required Lenders hereby agree to waive, for the period from April 3, 1999 through July 3, 1999, any Default or Event of Default existing or occurring under the Credit Agreement by reason of the Consolidated Companies' failure to maintain, as of the last day of the Fiscal Quarter of Parent ending April 3, 1999, the minimum Fixed Charge Coverage Ratio as required by Section 7.09(a) of the Credit Agreement, the minimum Interest Coverage Ratio as required by Section 7.09(b) of the Credit Agreement, and the maximum Adjusted Funded Debt Coverage Ratio as required by Section 7.09(c) of the Credit Agreement; provided, however, that the foregoing waiver shall be limited in all respects solely to such period of time, and the requirements to maintain the minimum Fixed Charge Coverage Ratio, the minimum Interest Coverage Ratio, and maximum Adjusted Funded Debt Coverage Ratio as set forth in Section 7.09(a), (b) and (c), shall be and remain in full force and effect upon the expiration of the foregoing waiver.

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when
(i) this Amendment shall have been executed and delivered by the Borrowers, Lenders constituting the Required Lenders as provided in the Credit Agreement, the Agent and the Collateral Agent, and (ii) the Borrowers shall have paid to each Lender that has submitted its written agreement to this Amendment not later than 12:00 noon (Eastern Daylight Time) on April 19, 1999, an amendment fee equal to one-tenth of one percent (0.10%) of such Lender's total Commitments as now in effect.

                  SECTION 4. Representations and Warranties of the Borrowers. Each of the Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

                  4.1 The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers' organizational powers, have been duly authorized by all necessary organizational action (including any necessary shareholder or partner action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

                  4.2 This Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms.

                  4.3 No Default or Event of Default has occurred and is continuing as of the Effective Date.

                  SECTION 5. Survival. Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of the Borrowers under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agent or the Collateral Agent.

                  SECTION 6. No Waiver, Etc. The Borrowers hereby agree that, except as otherwise expressly provided in Section 2 hereof, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. The Borrowers hereby further agree that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders. In addition, the Borrowers acknowledge and agree that they have no knowledge of any defenses, counterclaims, offsets or objections against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

                  SECTION 7. Affirmation of Covenants. The Borrowers hereby affirm and restate as of the date hereof all covenants set forth in the Credit Agreement, as expressly amended or waived hereby, and such covenants are incorporated by reference herein as if set forth herein directly.

                  SECTION 8. Ratification of Credit Agreement. Except as expressly amended or waived herein, all terms, covenants and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All references to the Credit Agreement contained in all Credit Documents shall be deemed to refer to the Credit Agreement as amended hereby.

                  SECTION 9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns.

                  SECTION 10. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Collateral Agent with respect thereto and with respect to advising the Agent and the Collateral Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent, the Collateral Agent, and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                  SECTION 12. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

                  SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

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

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

                            DYERSBURG CORPORATION


                            By: /s/ William S. Shropshire, Jr.
                                ------------------------------------------------
                                William S. Shropshire, Jr.
                                Executive Vice President and
                                Chief Financial Officer


                            DYERSBURG FABRICS LIMITED
                            PARTNERSHIP, I, a Tennessee Limited
                            Partnership

                            By: Dyersburg Fabrics Inc., its sole general partner


                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer


                            UNITED KNITTING LIMITED
                            PARTNERSHIP, I, a Tennessee limited
                            partnership

                            By: United Knitting, Inc., its sole general partner


                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Secretary and Treasurer

                            IQUE LIMITED PARTNERSHIP, I, a
                            Tennessee limited partnership

                            By: IQUE, Inc., its sole general partner


                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer


                            ALAMAC KNIT FABRICS, INC.


                            By: /s/ William S. Shropshire, Jr.
                                ------------------------------------------------
                                William S. Shropshire, Jr.
                                Vice President and Secretary


                            SUNTRUST BANK, ATLANTA, individually
                            and as Agent and Collateral Agent


                            By: /s/ Laura Kahn
                                ------------------------------------------------
                                Name: Laura Kahn
                                Title: Senior Vice President

                            FIRST UNION NATIONAL BANK


                            By: /s/ Roger Pelz
                                ------------------------------------------------
                                Name: Roger Pelz
                                Title: Senior Vice President


                            WACHOVIA BANK, N.A.


                            By: /s/ Timothy R. Hileman
                                ------------------------------------------------
                                Name: Timothy R. Hileman
                                Title: Senior Vice President


                            CENTURA BANK


                            By: /s/ Robert E. Hammersely, Jr.
                                ------------------------------------------------
                                Name: Robert E. Hammersely, Jr.
                                Title: Bank Officer


                            COOPERATIEVE CENTRALE
                            RAIFFEISEN-BOERENLEEN BANK B.A.,
                            "RABOBANK NEDERLAND", NEW YORK
                            BRANCH


                            By: /s/ Theodore W. Cox
                                ------------------------------------------------
                                Name: Theodore W. Cox
                                Title: Vice President


                            By: /s/ Ian Reece
                                ------------------------------------------------
                                Name: Ian Reece
                                Title: Senior Credit Officer

                            NATIONAL CITY BANK OF KENTUCKY


                            By: /s/ Kevin Anderson
                                ------------------------------------------------
                                Name: Kevin Anderson
                                Title: Vice President

                            NATIONSBANK, N.A.


                            By: /s/ E. Phifer Helms
                                ------------------------------------------------
                                Name: E. Phifer Helms
                                Title: Senior Vice President


                            THE FUJI BANK, LIMITED, NEW
                            YORK BRANCH


                            By: /s/ Teiji Teramoto
                                ------------------------------------------------
                                Name: Teiji Teramoto
                                Title: Vice President & Manager


                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                            By: /s/ Bill Otott
                                ------------------------------------------------
                                Name: Bill Otott
                                Title: Assistant Vice President


                            THE CHASE MANHATTAN BANK


                            By: /s/ James A. Knight
                                ------------------------------------------------
                                Name: James A. Knight
                                Title: Vice President